Pension and Postretirement Benefit Plans - Pension Asset Fair Value Level 3 (Details) - Qualified and Non-qualified Pension Benefits - International Qualified and Non-qualified Pension Benefits - Funded - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Benefit Plan Information
Foreign currency exchange	$ (560)	$ 444
Level 3
Benefit Plan Information
Foreign currency exchange	16	(9)
Defined benefit plan increases related to net purchases and unrealized gains losses	$ 48	$ 8